1
EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I,
Charles
D.
Knight,
Executive
Vice
President,
Chief
Financial
Officer
of
The
Cato
Corporation
(the
“Company”), certify, pursuant
to Section 906
of the Sarbanes-Oxley
Act of 2002,
18 U.S.C. Section 1350,
that
on the date of this Certification:
1.
the Annual Report on Form 10-K
of the Company for the year
ended January 31, 2026 (the “Report”) fully
complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange
Act of 1934; and
2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 25, 2026
/s/ Charles D. Knight
Charles D. Knight
Executive Vice President
Chief Financial Officer